UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 14, 2011

TRUNKBOW INTERNATIONAL HOLDINGS LTD.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-1485933	26-3552213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1217-1218, 12F of Tower B, Gemdale Plaza,
No. 91 Jianguo Road, Chaoyang District, Beijing,
People’s Republic of China 100022

 (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86 10 85712518

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

The practice of Bernstein & Pinchuk LLP (“B&P”), the independent registered public accounting firm of Trunkbow International Holdings Limited (the “Company”), entered into a joint venture agreement with Marcum LLP and formed Marcum Bernstein & Pinchuk LLP (“MarcumBP”) in a transaction pursuant to which B&P merged its China operations into Marcum BP and certain of the professional staff of B&P joined MarcumBP as employees of MarcumBP (the “Merger”). Accordingly, and solely as a result of the Merger, effective April 14, 2011 (the “Resignation Date”), B&P effectively resigned as the Company's independent registered public accounting firm and MarcumBP became the Company's independent registered public accounting firm. This change in the Company's independent registered public accounting firm was ratified by the Audit Committee of the Company's Board of Directors on April 19, 2011.

The principal accountant's reports of B&P on the financial statements of the Company as of and for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through the Resignation Date, there were no disagreements with B&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to B&P’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such periods. During the Company’s two most recent fiscal years and through and through the Resignation Date, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through the Resignation Date, the Company did not consult with MarcumBP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided B&P with a copy of the foregoing disclosure and requested B&P to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated April 20, 2011, furnished by B&P, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

No.	Description
16.1	Letter of Bernstein & Pinchuk LLP to the SEC, dated April 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2011	TRUNKBOW INTERNATIONAL HOLDINGS LTD.

	By:	/s/ Yuanjun Ye
Name: Yuanjun Ye
Title: Chief Financial Officer

Exhibit Index

No.	Description
16.1	Letter of Bernstein & Pinchuk LLP to the SEC, dated April 20, 2011